SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 13, 1997


                            U.S. WIRELESS DATA, INC.
                            ------------------------
                     (Exact Name of Registrant as Specified
                                 in Its Charter)


         Colorado                  0-22848                  84-1178691
         --------                  -------                  ----------
(State or other jurisdiction   (Commission File           (IRS Employer
      of incorporation)             Number)               Identification
                                                              Number)


                       4851 Independence Street, Suite 189
                              Wheat Ridge, CO 80033
                              ---------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (303) 431-6858




                                                    3 Total Pages

ITEM 5.


     On May 8, 1997, Michael J. Brisnehan resigned as a member of the Board of Directors of U.S. Wireless Data, Inc. (the "Registrant"). Mr. Brisnehan had resigned as President & CEO of the company in November of 1996.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   U.S. WIRELESS DATA, INC.



                                   By  \s\ Rod Stambaugh
                                           -----------------
                                           Rod Stambaugh
                                           President & CEO

Dated:  May 13, 1997